UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 12, 2022

Date of Report (Date of earliest event reported)

MANA CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-41097	87-0925574
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8 The Green, Suite 12490, Dover, Delaware	19901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (302) 281-2147

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock, par value $0.00001,
one redeemable warrant to purchase one-half of one share of common stock and one right to acquire 1/7th of one share of common stock	MAAQU	The Nasdaq Stock Market LLC
Common Stock, par value $0.00001	MAAQ	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one-half of one share of common stock	MAAQW	The Nasdaq Stock Market LLC
Rights, each to receive one-seventh (1/7) of one share of common stock	MAAQR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On January 12, 2022, Mana Capital Acquisition Corp. (the “Company”) issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing that the holders of the Company’s units (the “Units”) may elect to separately trade the shares of common stock, par value $0.00001 per share (the “Common Stock”), warrants (the “Warrants”) and rights (the “Rights”) included in the Units commencing on January 14, 2022. Each Unit consists of one share of Common Stock, one-half of one redeemable Warrant to purchase one share of Common Stock, and one Right to receive one-seventh (1/7) of one share of Common Stock upon the consummation of the Company’s initial business combination. No fractional Warrants will be issued upon separation of the Units and only whole Warrants will trade.

Any Units not separated will continue to trade on The Nasdaq Global Market (“Nasdaq”) under the symbol “MAAQU”. The shares of Common Stock, Warrants and Rights which are separated will trade on Nasdaq under the symbols “MAAQ”, “MAAQW” and “MAAQR”, respectively. Holders of Units will need to have their brokers contact Continental Stock Transfer & Trust Company, the Company’s transfer agent, in order to separate the Units into shares of Common Stock, Warrants and Rights.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 12, 2022

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Mana Capital Acquisition Corp.

Dated: January 12, 2022	By:	/s/ Jonathan Intrater
	Name:	Jonathan Intrater
	Title:	Chief Executive Officer